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                                                                    EXHIBIT 99.1

(PEREGRINE NEWS RELEASE GRAPHIC)

FOR IMMEDIATE RELEASE

PEREGRINE SYSTEMS(R) COMPLETES CHAPTER 11 REORGANIZATION; COMPANY TO REPAY CREDITORS AND PRESERVE SUBSTANTIAL EQUITY FOR SHAREHOLDERS

FIRST PUBLIC ENTERPRISE SOFTWARE COMPANY TO EMERGE FROM CHAPTER 11

SAN DIEGO, AUG. 7, 2003 -- Peregrine Systems, Inc., a global provider of Consolidated Asset and Service Management software, today announced that it has completed all requirements for emerging from bankruptcy court supervision under Chapter 11 and will implement its confirmed Plan of Reorganization. Peregrine's restructuring plan provides full recovery by many creditors, a substantial equity stake in the reorganized company to existing shareholders and sustains the company's business in enterprise software.

The Plan of Reorganization of Peregrine Systems, Inc. (Plan) was confirmed by the U.S. Bankruptcy Court for the District of Delaware on July 18, and it will become effective today. The Plan was modified -- from the original version initially filed by Peregrine on Jan. 20 -- to reflect a consensus among all major constituencies in the company's reorganization, including the Official Committee of Unsecured Creditors and the Official Committee of Equity Security Holders.

"We are proud to be the first enterprise software company to reorganize successfully under Chapter 11 as a public entity," said Gary Greenfield, Peregrine's CEO. "Last year was a remarkable one for Peregrine. We owe our success to the loyalty of our customers and partners, and an extraordinary commitment among employees worldwide to move the company forward.

"We have focused and mobilized the company in Consolidated Asset and Service Management with software products that enable organizations to manage IT for the business," said Greenfield. "We are continuing to deliver new product releases that drive out costs through asset management best practices and improved service delivery across global operations. As we develop the next-generation enterprise IT management software, Peregrine is poised for new opportunities and growth."

Colleen Niven, vice president of research at AMR Research, said, "As Peregrine continues to emerge and deliver on commitments, sticking to core competencies and listening to customers bode well for its success. As a leader in the service and asset management space, it has a great opportunity."1

www.peregrine.com

Peregrine Systems, Inc.                                 (PEREGRINE SYSTEMS LOGO)
3611 Valley Center Drive
San Diego, CA 92130

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1     The AMR Research Alert, "Peregrine's Renewed Focus" (March 19, 2003)
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SERVING CUSTOMERS AND PARTNERS

During the past year, Peregrine continued to work with partners and serve its worldwide customers. Gary Bullard, general manager of IBM Global Solutions, said, "Peregrine's Consolidated Asset and Service Management software is an important component of our e-business on demand solutions to help customers reduce costs. We look forward to continuing to work with Peregrine in the future."

Jorg Matz, senior consultant in the Peregrine Competence Center at Lufthansa Systems, commented, "We have been committed to Peregrine for the last 14 years because its products are the best available on the market. ServiceCenter(R)'s great flexibility allows us to adapt the software exactly to our needs. Last year, we enhanced the solution by implementing AssetCenter(R) and all Get-It(TM) modules."

Among Peregrine's 3,500 customers are Global 1000 companies with enterprise-wide implementations, as well as midsize organizations and departments. They include:
AXA Asia Pacific Holdings; AAA of Michigan; Aeroports de Paris; ActewAGL; Bank of America; Bayer Corp.; Circuit City; Danske Bank; Enterprise Rent-A-Car; First Data International, Australia, New Zealand, South Asia; IMS Health, Inc.; Japan Tobacco, Inc.; Kokuyo Co., Ltd.; Kawasaki Heavy Industries, Ltd./Benic Solutions Corp.; Lufthansa Systems; Panasonic; and the University of New Mexico.

Peregrine's strategic partners include leading global service delivery organizations, which deploy Consolidated Asset and Service Management offerings to serve large numbers of their own customers. As a result, Peregrine has established important relationships with managed service providers, systems integrators and resellers (such as IBM Corp., Evergreen Systems, Inc., Infrasolve Ltd., ITM Brazil, Linium and Rubik).

NEW BOARD OF DIRECTORS

The Plan called for the creation of a new, seven-member board of directors, effective today. Pursuant to the Bankruptcy Court's Confirmation Order dated July 18, the Official Committee of Unsecured Creditors named four of the new directors, while the Official Committee of Equity Security Holders selected three.

Accordingly, the new board will consist of the following directors:

- Carl Goldsmith, 37, managing director and portfolio manager at MW Post Advisory Group, LLC, and a director of Pacific Aerospace & Electronics, Inc.;

- Jim Harris, 57, president and founder of Seneca Financial Group, Inc., and a director of El Paso Electric Company's board, member of its Executive Committee and chairman of its Nominating and Governance Committee;

- Robert Horwitz, 51, managing member of RH Capital Associates, LLC, and a director of Dice, Inc.;

- Mark Israel, 48, director of distribution and channel sales for Magellan Products, a division of Thales Navigation;

- James Jenkins, 55, portfolio manager at Mellon HBV Alternative Strategies, LLC, and a director of Telespectrum Worldwide, Inc.;

- John Mutch, 47, general partner and founder of MVenture Holdings, LLC, and a director of Brio Software, Inc. and Overland Storage; and

- Ben Taylor, 41, managing director at Weiss, Peck & Greer Investments, a division of Robeco USA, LLC.

"The management team looks forward to working with these incoming directors as Peregrine begins a new chapter," said Greenfield. In addition, he saluted the outgoing board members, saying: "These leaders in business and technology formed a truly world-class board that has served us well in recent months. We thank them all for the guidance and insight they brought to Peregrine as we navigated a difficult period in the company's history."

MILESTONES IN REORGANIZATION

Within the past year, Peregrine achieved a number of significant milestones. The company successfully reorganized its business in core areas of strength in enterprise software, continuing to offer best-in-class solutions for asset and service management. Peregrine introduced new versions of its flagship products, ServiceCenter and AssetCenter, established Customer Advisory Councils in North America and EMEA (Europe, Middle East and Asia) and continued to invest resources in research and development, customer support and professional services.

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Earlier this year, Peregrine completed a restatement of financial results for 11 quarters in fiscal years 2002, 2001 and 2000. Recently, the company reached agreement with the Securities and Exchange Commission (SEC) in a civil action it has filed against the company, and the agency announced it would not seek financial damages in the case. Pursuant to Peregrine's agreement with the SEC, the company today filed a Form 8-K containing an assessment of its internal controls and financial reporting procedures. Peregrine is also continuing to implement a compliance program with a focus on company-wide processes and procedures. In addition, the board of directors is in the process of completing the selection of a new compliance officer.

Following the effective date of the Plan, Nasdaq Market Operations and Participants Services will issue a new symbol for Peregrine's common stock. The new stock symbol will be posted on Peregrine's Web site as soon as it becomes available.

Peregrine filed a voluntary Chapter 11 petition on Sept. 22, 2002 after accounting irregularities came to light, requiring a restatement of 11 quarters of financial results.

ABOUT PEREGRINE

Founded in 1981, Peregrine Systems, Inc. develops and sells enterprise software to enable its 3,500 customers worldwide to manage IT for the business. The company's Consolidated Asset and Service Management offerings allow organizations to improve asset management and gain efficiencies in service delivery -- driving out costs, increasing productivity and accelerating return on investment. The company's flagship products -- ServiceCenter and AssetCenter -- are complemented by Employee Self Service, Automation and Integration capabilities. Peregrine is headquartered in San Diego, Calif. and conducts business from offices in the Americas, Europe and Asia Pacific. For more information, please visit: www.peregrine.com.

Peregrine Systems, ServiceCenter, AssetCenter, and Get-It are trademarks of Peregrine Systems, Inc. or its affiliates. All other marks are the property of their respective owners.

FORWARD LOOKING STATEMENTS

This release contains forward-looking statements about Peregrine, including statements regarding its business and future opportunities and growth and its proceeding under Chapter 11 of the U.S. Bankruptcy Code. These statements are based on management's beliefs and certain assumptions, estimates and projections. As a result, such statements are subject to numerous risks and significant uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Consequently, such statements should not be regarded as a representation or warranty by Peregrine that such results will be realized. Peregrine disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, (a) intense competition within Peregrine's industry; (b) general economic trends and events;
(c) that the market for the sale of Peregrine's products and services may not develop or grow as expected; (d) the factors discussed below, and (e) other factors that are described from time to time in reports Peregrine files with the SEC, including, but not limited to, risk factors set forth in the Disclosure Statement in Support of the Fourth Amended Plan of Reorganization, dated May 29, 2003 and attached as Exhibit T3E-1 to the Application for Qualification on Form T-3 Peregrine filed with the SEC on July 7, 2003 and the risk factors contained in Form 8-K that Peregrine filed on July 18, 2003 regarding approval of its Plan of Reorganization.

CAUTIONARY STATEMENT FOR INVESTORS

Trading in Peregrine's securities is highly speculative and risky. Information that may be relevant to persons trading in Peregrine's securities includes, without limitation, the following. Peregrine disclaims any intention or obligation to update or revise these cautionary statements and any information contained therein, whether as a result of new information, future events or otherwise.

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      -     On April 4, 2003, Peregrine filed with the SEC on Form 8-K audited financial results for the fiscal years ended March 31, 2002, 2001 and 2000. These results restated previously reported results for the first three quarters of fiscal 2002 and all of fiscal years 2001 and 2000. Peregrine has not published financial results for the fiscal year ended March 31, 2003. Peregrine also has not published restated quarterly results for quarters within the restatement period or issued quarterly results for quarters subsequent to the restatement period (i.e., for the quarters ended June 30, 2002, Sept. 30, 2002, Dec. 31, 2002 and June 30, 2003). Peregrine has not filed with the SEC amended Form 10-Q reports or Form 10-K reports for periods covered by the restatement, and it has not filed a Form 10-K for the periods ended March 31, 2002 or 2003, or a Form 10-Q report for the periods ended June 30, 2002, Sept. 30, 2002, Dec. 31, 2002 or June 30, 2003.

      - On August 5, 2003, as required by Peregrine's consent and undertaking with the SEC, Peregrine filed with the SEC a Form 8-K containing an assessment of ongoing deficiencies in its internal control structure and procedures for financial reporting.

      - Although Peregrine has entered into a consent decree with the SEC, the Department of Justice's investigation of Peregrine relating to events preceding Peregrine's bankruptcy remains open. The SEC's and DOJ's investigations of individuals are continuing and may include current and former employees of Peregrine. The company is providing its full cooperation to the SEC and DOJ in their investigations and continues to provide them with documents that may be relevant to their investigations. Although the company is cooperating with these investigations, it does not have access to all the information available to the SEC and the DOJ. It is possible that new information could come to light as a result of the ongoing investigations. The ultimate impact of these investigations on Peregrine's financial condition, results of operations, customer relations and management is uncertain, though Peregrine may face financial penalties and adverse reputational effects depending on the outcome of the investigations.

      - The most recently filed discussion describing Peregrine's business is contained in the Disclosure Statement, dated May 29, 2003, which was amended or superceded in certain respects by the Fourth Amended Plan of Reorganization and the Confirmation Order, each entered on July 18, 2003. Section VII of the Disclosure Statement outlines several risk factors relating to Peregrine, its business and the bankruptcy proceeding. The Disclosure Statement is attached as Exhibit T3E-1 to the Application for Qualification on Form T-3 Peregrine filed with the SEC on July 7, 2003. The Fourth Amended Plan of Reorganization and the Confirmation Order are attached as Exhibits 2.1 and 2.2, respectively, to the Form 8-K Peregrine filed with the SEC on July 18, 2003. Because certain information in the Disclosure Statement has been amended or superceded by information contained in Fourth Amended Plan of Reorganization and the Confirmation Order, the Disclosure Statement must be read in conjunction with such documents.

      - The Form 8-K Peregrine filed on July 18, 2003 regarding approval of its Plan of Reorganization includes statements regarding (a) the timing of the initial or any interim or final distribution of New PSI Common Stock, (b) the amount of cash, the number of shares of New PSI Common Stock, and the principal amount of Reorganization Notes to which Peregrine's creditors are entitled and (c) the amount of New PSI Common Stock that holders of claims against or interests in Peregrine are eligible to receive. Factors that could cause actual results to differ materially from these statements include, but are not limited to, the following (capitalized terms that are not otherwise defined in this release are as defined in the Fourth Amended Plan of Reorganization and/or the Confirmation Order, each entered on July 18, 2003 and attached as Exhibits 2.1 and 2.2, respectively, to the Form 8-K Peregrine filed on July 18, 2003):

      - the ability to determine the number of shares of New PSI Common Stock to be distributed by the Stock Disbursing Agent on the schedule set forth in the Plan;

      - the amount of Class 8 Obligations in Peregrine's Chapter 11 proceeding;

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      -     any election by Peregrine to extend the deadline by which the final distribution of Reserved New PSI Common Stock must be made;

      - the effect of any dispute with the Post-Emergence Equity Committee or others regarding the allocation of the Initial Class 9 Securities and the Reserved New PSI Common Stock between classes of claimants and interest holders under the Plan or the number of shares of the Initial Class 9 Securities and the Reserved New PSI Common Stock distributable under the Plan;

      - the effect of rounding on a holder's Pro Rata share of distributions;

      - the inability of Peregrine to satisfy any applicable requirements for trading of New PSI Common Stock on the over the counter and other national markets or exchanges;

      - decisions made by securities market regulators that can effect the timing and methods of trading in the New PSI Common Stock; and

      - the possibility of future proceedings in and adjudications by the Bankruptcy Court.

- Peregrine expects its securities initially to trade over-the-counter. Peregrine presently is unable to predict when or if its securities will be listed on a national securities exchange or quoted on the Nasdaq National Market System. Nasdaq Market Operations will determine the timing and the methods pursuant to which trading in New PSI Common Stock will commence. Peregrine advises you to check with your stockbroker to determine when and how trading will take place in the New PSI Common Stock. To the extent that active trading markets in Peregrine's securities develop and persist, the prices at which such securities might trade depend upon a number of factors, including industry conditions, the performance of, and investor expectations for, Peregrine post-reorganization and market factors, such as the number of holders who may wish to dispose of their securities to raise funds or recognize losses for tax purposes or otherwise. Furthermore, prices will be set based on incomplete financial information, as described above, until such time as Peregrine is able to bring its public disclosures current.


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